UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

April 28, 2008

US Airways Group, Inc.
(Commission file number: 1-8444)
(Exact Name of Registrant as specified in its charter)
Delaware	54-1194634
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

US Airways, Inc.
(Commission file number: 1-8442)
(Exact Name of Registrant as specified in its charter)
Delaware	53-0218143
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 8.01 below is incorporated herein by reference.

Item 8.01 Other Events

On April 29, 2008, US Airways Group, Inc. (the "Company") filed its definitive Proxy Statement on Schedule 14A (the "Proxy Statement") with the Securities Exchange Commission, announcing its 2008 Annual Meeting of Stockholders to be held on June 11, 2008 at its corporate headquarters in Tempe, Arizona. Stockholders of record at the close of business on April 14, 2008 are entitled to vote at the Annual Meeting. As more fully discussed in the Proxy Statement, stockholders at the Annual Meeting will consider five scheduled proposals: the election of two Class III directors; the ratification of KPMG LLP as the independent registered public accounting firm of the Company; the approval of the US Airways Group, Inc. 2008 Equity Incentive Plan; a stockholder proposal relating to disclosure of political contributions; and a stockholder proposal relating to preparation of a corporate sustainability report. While the Company is delivering printed copies of the Proxy Statement, the notice of annual meeting and the proxy card to most of its stockholders, the Company is using the "notice and access" provisions for electronic delivery of proxy materials with certain of its stockholders.

The Proxy Statement includes, among other items, the required disclosures regarding (1) security ownership of management and certain beneficial owners, (2) the Company's Board of Directors and corporate governance, (3) the executive officers of the Company, (4) equity compensation plan information, and (5) certain relationships and related party transactions. The Proxy Statement also contains disclosures regarding director compensation in 2007 and a discussion and analysis of executive compensation, which includes information regarding 2007 compensation and relevant actions in 2008. Due to timing, the Proxy Statement does not disclose that on April 28, 2008, the Compensation and Human Resources Committee of the Board of Directors of the Company approved a merit-based increase in the annual base salary of J. Scott Kirby, the Company's President, Derek J. Kerr, the Company's Senior Vice President and Chief Financial Officer, Janet Dhillon, the Company's Senior Vice President and General Counsel, and C. A. Howlett, Senior Vice President - Public Affairs. Effective April 28, 2008, Mr. Kirby's base salary was increased from $490,000 to $510,000, Mr. Kerr's base salary was increased from $315,000 to $330,750, Ms. Dhillon's base salary was increased from $283,250 to $311,575, and Mr. Howlett's base salary was increased from $278,100 to $287,834. Prior to this increase, the base salaries of these officers had remained unchanged since 2006. The base salary of W. Douglas Parker, the Company's Chairman of the Board of Directors and Chief Executive Officer, was not increased. At his own request, Mr. Parker's base salary has not increased since September 2001.

The Proxy Statement reports that the Board of Directors nominated W. Douglas Parker and Bruce R. Lakefield to serve as Class III directors until the 2011 Annual Meeting of Stockholders. Two members of the Company's Board of Directors, who serve as Class III directors, Richard A. Bartlett and Edward L. Shapiro, are not running for re-election at the 2008 Annual Meeting of Stockholders. Messrs. Bartlett and Shapiro became members of the Board of Directors pursuant to certain stockholder agreements, which by their terms have now expired.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
US Airways Group, Inc. (REGISTRANT)
Date: April 29, 2008	By: /s/ Janet Dhillon Janet Dhillon Senior Vice President and General Counsel
US Airways, Inc. (REGISTRANT)
Date: April 29, 2008	By: /s/ Janet Dhillon Janet Dhillon Senior Vice President and General Counsel